POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints F. Trent Hill, Jr. and Charles J. Hupfer, jointly and severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Sonoco Products Company Centennial Shares Plan and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Signature                 Title                                Date
s/P. C. Browning                                                October 21, 1998
--------------------------         President and Chief
P. C. Browning                     Executive Officer
                                   and Director
s/F. T. Hill, Jr.
--------------------------         Principal Financial and      October 21, 1998
F. T. Hill, Jr.                    Accouning Officer

s/C. J. Bradshaw
--------------------------         Director                     October 21, 1998
C. J. Bradshaw

s/R. J. Brown
--------------------------         Director                     October 21, 1998
R. J. Brown

s/C. W. Coker
--------------------------         Director                     October 21, 1998
C. W. Coker

s/F. L. H. Coker
--------------------------         Director                     October 21, 1998
F. L. H. Coker

s/J. L. Coker
--------------------------         Director                     October 21, 1998
J. L. Coker

s/T. C. Coxe, III                  Director                     October 21, 1998
--------------------------
T. C. Coxe, III

s/H. E. DeLoach, Jr.
--------------------------         Director                     October 21, 1998
H. E. DeLoach, Jr.

s/A. T. Dickson
--------------------------         Director                     October 21, 1998
A. T. Dickson

s/R. E. Elberson
--------------------------         Director                     October 21, 1998
R. E. Elberson

s/J. C. Fort
--------------------------         Director                     October 21, 1998
J. C. Fort

s/P. Fulton
--------------------------         Director                     October 21, 1998
P. Fulton

s/B. L. M. Kasriel
--------------------------         Director                     October 21, 1998
B. L. M. Kasriel

s/E. H. Lawton, Jr.
--------------------------         Director                     October 21, 1998
E. H. Lawton, Jr.

s/H. L. McColl, Jr.
--------------------------         Director                     October 21, 1998
H. L. McColl, Jr.

s/D. D. Young
--------------------------         Director                     October 21, 1998
D. D. Young